                                                                     EXHIBIT 3-1




                       Restated Articles of Incorporation
                                       of
                                Deb Shops, Inc.,
                               As Amended Through
                                  May 29, 1984

                                                 -------------------------------
                                                | Filed this 31st day of       |
                                                | January, 1983                |
                                                |                              |
                                                | Commonwealth of Pennsylvania |
                                                | Department of State          |
                                                |                              |
                                                |                              |
                                                | /s/ William L. Davis         |
                                                |                              |
                                                | Secretary of the Commonwealth|
                                                -------------------------------

APPLICANT'S ACC'T NO.

DSCB: BCL--806 (Rev. 8-72)
                                                 -------------------------------
Filing Fee: $40                                        (Line for numbering)
AB-2                                                          181908


Articles of                       COMMONWEALTH OF PENNSYLVANIA
Amendment--                            DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU

--------------------------------------------------------------------------------
                                                         (Box for Certification)

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

    Deb Shops, Inc.
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

9401 Blue Grass Road
--------------------------------------------------------------------------------
    (NUMBER)                                                     (STREET)

Philadelphia                           Pennsylvania               19114
--------------------------------------------------------------------------------
(CITY)                                                          (ZIP CODE)

3. The statute by or under which it was incorporated is:

   Business Corporation Law, Act of May 5, 1933, P.L. 364, as amended.
--------------------------------------------------------------------------------

4. The date of its incorporation is:      July 19, 1973
                                    --------------------------------------------

5. (Check, and if appropriate, complete one of the following):

     / / The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The __________________ day of_______________________, 19____.

     Place:_____________________________________________________________________

     Kind and period of notice__________________________________________________

________________________________________________________________________________

     /X/ The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

     (a) The total number of shares outstanding was:

200,850 shares of common stock (200,000 Class A and 850 Class B)
--------------------------------------------------------------------------------

     (b) The number of shares entitled to vote was:

200,850 shares of common stock (200,000 Class A and 850 Class B)
--------------------------------------------------------------------------------

7. In the action taken by the shareholders:

     (a) The number of shares voted in favor of the amendment was:

     200,850 shares of common stock (200,000 of Class A and 850 of Class B)
--------------------------------------------------------------------------------

     (b) The number of shares voted against the amendment was:

     -0-
--------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is as follows:

     See Rider "A" attached hereto and made a part hereof.










IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly tested by another such officer, to be hereunto affixed this 28th day of January, 1983.


                                       DEB SHOPS, INC.
                                       ---------------------------------------
                                                (NAME OF CORPORATION)

Attest:

/s/ Warren Weiner                   By: /s/ Marvin Rounick
-------------------------------         --------------------------------------
       (SIGNATURE)                                  (SIGNATURE)

  Warren Weiner, Secretary                   Marvin Rounick, President
-------------------------------         --------------------------------------
(TITLE: SECRETARY, ASSISTANT            (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
      SECRETARY, ETC.)


(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A.  Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
         Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.  Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                                    RIDER "A"

     Item 8. Articles of Amendment to Deb Shops, Inc.

     The Articles of Incorporation of Deb Shops, Inc. are hereby amended in their entirety as follows:

     1. The name of the corporation is:

                                Deb Shops, Inc.

     2. The location and post office address of the registered office of the corporation in this Commonwealth is:

                 9401 Blue Grass Road, Philadelphia, PA 19114.

     3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

         The corporation shall have unlimited power to engaged in and to do any lawful act concerning any and all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law.

     4. The term for which the corporation is to exist is:

                                    Perpetual

     5. The aggregate number of shares which the corporation shall have authority to issue is:

     Twenty-five million (25,000,000) shares of Common Stock with a par value of one cent ($.01) per share and five million (5,000,000) shares of Preferred Stock, issuable in series, with a par value of one dollar ($1.00) per share.

     Each share of Common Stock shall entitle the holder thereof to one (1) vote. No holder of Common Stock shall be entitled to cumulative voting rights.

     The shares of Preferred Stock may be divided into and issued in series, from time to time, as herein provided, each of such series to be distinctly designated. The shares of the Preferred Stock of different series, subject to any applicable provision of law, may vary and the designations, preferences, voting powers, qualifications, limitations, restrictions, privileges, options, conversion rights, relative rights, liquidation rights, dividend rights, or other special rights of any series of Preferred Stock that is desired but which has not been fixed herein shall be fixed in the case of each such series at any time prior to the issuance of the shares thereof by resolution or resolutions adopted by the Board of Directors. No holder of any series of Preferred Stock, however designated, shall be entitled to cumulative voting rights.

     6. Unless the Board of Directors shall otherwise direct, any action which may be taken at a meeting of the shareholders or of a class of shareholders may be taken without a meeting, if a consent or consents in writing to such action, setting forth the action so taken, shall be (1) signed by shareholders entitled to cast such a percentage of the number of votes which all such shareholders are entitled to cast thereon as is required by law for the taking of action at a meeting of the shareholders or of a class of shareholders, and (2) filed with the secretary of the corporation. In no case, however, shall such percentage be less than the larger of (1) two-thirds (2/3) of the total number of votes which all shareholders of the corporation or of a class of shareholders are entitled by the Articles to cast upon such action, or (2) the minimum percentage of the vote required by law, if any, for the proposed corporate action. Such action shall not become effective until after at least ten (10) days written notice of such action shall have been given to each shareholder of record entitled to vote thereon. This paragraph shall not be applicable to any action with respect to any plan or Amendment of Articles to which Section 515 of the Pennsylvania Business Corporation Law is applicable.

                                                 -------------------------------
                                                | Filed this 25th day of       |
                                                | February, 1983               |
                                                |                              |
                                                | Commonwealth of Pennsylvania |
                                                | Department of State          |
                                                |                              |
                                                |                              |
                                                | /s/ William L. Davis         |
                                                |                              |
                                                | Secretary of the Commonwealth|
                                                -------------------------------

APPLICANT'S ACC'T NO.

DSCB: BCL--602 (Rev. 8-72)
                                                 -------------------------------
Filing Fee: $40     181908                              (Line for numbering)
AB-2

Statement Affecting Class         COMMONWEALTH OF PENNSYLVANIA
or Series of Shares--                  DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU

--------------------------------------------------------------------------------
                                                         (Box for Certification)

     In compliance with the requirements of section 602 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1602), the undersigned corporation, desiring to state the voting rights, designations, preferences, qualifications, privileges, limitations, options, conversion rights, and other special rights, if any, of a class or series of a class of its shares, hereby certifies that:

1. The name of the corporation is:

   Deb Shops, Inc.
--------------------------------------------------------------------------------

2. (Check and complete one of the following):

     / / The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof, set forth in full, is as follows:

















     /X/ The resolution establishing and designating the class or series of shares and fixing and determining the relative rights and preferences thereof is set forth in full in Exhibit A attached hereto and made a part hereof.

3. The aggregate number of shares of such class or series established and designated by (a) such resolution, (b) all prior statements, if any, filed under the Business Corporation Law with respect thereto, and (c) any other provision of the Articles is 460 shares.

4. (Check and complete one of the following):

     / / The resolution was adopted by the Board of Directors of the corporation at a duly called meeting held on the ______________ day of ___________________, 19___.

     /X/ The resolution was adopted by a consent or consents in writing dated the 31st day of January, 1983, signed by all of the Directors of the corporation and filed with the Secretary of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 31st day of January, 1983.


                                       DEB SHOPS, INC.
                                       -----------------------------------------
                                                (NAME OF CORPORATION)

                                   By: /s/ Marvin Rounick
                                       ----------------------------------------
                                                    (SIGNATURE)

                                            Marvin Rounick, President
                                       ----------------------------------------
                                       (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
Attest:

/s/ Warren Weiner
-------------------------------
        (SIGNATURE)

   Warren Weiner, Secretary
-------------------------------
(TITLE: SECRETARY, ASSISTANT
      SECRETARY, ETC.)

(CORPORATE SEAL)

                                  EXHIBIT "A"
                                  -----------

RESOLVED, that the Board of Directors hereby establishes 460 shares of its authorized Preferred Stock, par value $1.00 per. share, as a Series of such Preferred Stock which shall be designated as "Series A Preferred Stock"; and

FURTHER RESOLVED, that the designations, preferences, qualifications, limitations, restrictions and special or relative rights with respect to the shares of Series A Preferred Stock shall be as follows:

     1. In the event of the redemption, voluntary or involuntary liquidation, dissolution or winding up of this Corporation, the holders of Series A Preferred Stock shall be entitled to receive as consideration in full for their rights as shareholders of Series A Preferred Stock a total of One Thousand Dollars ($1,000.00) per share, plus any and all past dividends that have been declared but not yet paid on each share of Series A Preferred Stock, prior to the payment, if any, of any amount to the holders of the Common Stock.

     2. The holders of Series A Preferred Stock shall be entitled to receive, as and when declared, out of funds legally available for the purpose, cumulative preferential dividends, at the rate of One Hundred Twenty Dollars ($120.00) per annum and no more, on each share, payable quarterly on the first days of May, August, November and February of each year starting on May 1, 1983, such dividends being cumulative from and after that date, so that if at any time dividends amounting to One Hundred Twenty Dollars ($120.00) per annum on each share shall not have been declared and paid, or set apart for payment, for all preceding dividend payments due from and after May 1, 1983, the deficiency shall be declared and paid, or set apart for payment, but without interest, before any dividends shall be declared and paid, or set apart for payment, on the Common Stock.

     3. Holders of Series A Preferred Stock shall have no voting rights, except as required by law.

                                                 -------------------------------
                                                | Filed this 29th day of       |
                                                | May, 1984                    |
                                                |                              |
                                                | Commonwealth of Pennsylvania |
                                                | Department of State          |
                                                |                              |
                                                |                              |
                                                | /s/ William L. Davis         |
                                                |                              |
                                                | Secretary of the Commonwealth|
                                                -------------------------------

APPLICANT'S ACC'T NO.

DSCB: BCL-806 (Rev. 8-72)                                     84341979
                                                 -------------------------------
Filing Fee: $40            181908                       (Line for numbering)
AB-2

Articles of                      COMMONWEALTH OF PENNSYLVANIA
Amendment--                           DEPARTMENT OF STATE
Domestic Business Corporation          CORPORATION BUREAU

--------------------------------------------------------------------------------
                                                         (Box for Certification)

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. ss.1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1. The name of the corporation is:

   Deb Shops, Inc.
--------------------------------------------------------------------------------

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

   9401 Blue Grass Road
--------------------------------------------------------------------------------
         (NUMBER)                                             (STREET)

Philadelphia                        Pennsylvania                   19114
--------------------------------------------------------------------------------
   (CITY)                                                        (ZIP CODE)

3. The statute by or under which it was incorporated is:

   Business Corporation Law, Act of May 5, 1933, as amended.
--------------------------------------------------------------------------------

4. The date of its incorporation is:   July 19, 1973
                                    --------------------------------------------

5. (Check, and if appropriate, complete one of the following):

     /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The   16th   day of   May    , 1984.
              ----------      ----------   ---

     Place: 9401 Blue Grass Road, Philadelphia, PA 19114
            --------------------------------------------------------------------

     Kind and period of notice  Written Notice dated April 18, 1984 to all
                               -------------------------------------------------
Shareholders of Record on March 30, 1984. Twenty Seven (27) days notice.
--------------------------------------------------------------------------------

     / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6. At the time of the action of shareholders:

   (a) The total number of shares outstanding was:

             5,000,000 Common 460 Series A Preferred
--------------------------------------------------------------------------------

   (b) The number of shares entitled to vote was:

             5,000,000 Common
--------------------------------------------------------------------------------

7. In the action taken by the shareholders:

   (a) The number of shares voted in favor of the amendment was:

       3,811,445 Common
--------------------------------------------------------------------------------

   (b) The number of shares voted against the amendment was:

         8,425 Common
--------------------------------------------------------------------------------

8. The amendment adopted by the shareholders, set forth in full, is as follows:

         7. Section 910 of Article IX of the Pennsylvania Business Corporation Law, Act of May 5, 1933, as amended, shall not be applicable to this Corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 16th day of May, 1984.

                                       DEB SHOPS, INC.
                                       ----------------------------------------
Attest:                                         (NAME OF CORPORATION)

/s/ Warren Weiner                  By: /s/ Marvin Rounick
-------------------------------        ----------------------------------------
       (SIGNATURE)                                  (SIGNATURE)

 Warren Weiner, Secretary                   Marvin Rounick, President
-------------------------------        ----------------------------------------
(TITLE: SECRETARY, ASSISTANT           (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
      SECRETARY, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

     A.  Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
         Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.  Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitle and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL ss.807 (15 P. S. ss.1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.